Filed Pursuant to Rule 497

File No. 333-219377

Rule 482ad

MVC Capital, Inc. Announces Pricing of Senior Notes

Purchase, NY — November 8, 2017 — MVC Capital, Inc. (NYSE:MVC) (the “Company” or “MVC”), a publicly traded business development company (BDC) that makes private debt and equity investments, announced today that it has priced a public offering of $100,000,000 aggregate principal amount of its 6.25% notes due 2022 (the “Notes”). The Notes will mature on November 30, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 30, 2019. The Notes will bear interest at a rate of 6.25% per year payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing January 15, 2018.  The offering was made pursuant to MVC’s registration statement (including a prospectus and related prospectus supplement.

The offering is expected to close on November 15, 2017, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $15 million in aggregate principal amount of Notes.  The Notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “MVCD.”

The Company expects to use the net proceeds from this offering to redeem outstanding indebtedness under its 7.25% Notes due 2023, which currently amounts to approximately $114.4 million plus accrued interest.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as joint book-running managers. B. Riley FBR, Inc., JMP Securities LLC, Oppenheimer & Co. Inc., William Blair & Company, L.L.C. and Maxim Group LLC are acting as co-managers.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities, nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets, a division of BB&T Securities, LLC, Attn: Syndicate Department, 901 East Byrd Street, Suite 300, Richmond, VA 23219, or by emailing prospectusrequests@bbandtcm.com The preliminary prospectus supplement, dated November 6, 2017, and accompanying prospectus, dated September 26, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

MVC-G

About MVC Capital, Inc.

MVC Capital is a business development company traded on the New York Stock Exchange that provides long-term debt and equity investment capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries. For additional information about MVC, please visit MVC’s website at www.mvccapital.com.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Investor Relations

Jackie Rothchild

MVC Capital

914-510-9400

Media Inquiries

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Carrie Klapper

212-355-4449